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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF EARLIEST EVENT REPORTED: January 25, 2006


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

     On January 25, 2006, the Company announced that the RICHMOND's current contract with Helis Oil & Gas Company ("Helis") has been extended with an award of eight (8) additional wells to be drilled in the U.S. Gulf of Mexico. Helis and the Company have also agreed that the contract could be further extended by up to four (4) wells subject to reaching mutual agreement on dayrate. After completing the drilling of the current well in progress, the rig will now have ten (10) firm wells to drill for Helis, which could take until May/June 2007 to complete. The operating dayrate for the current and next two (2) wells (expected to be completed in May 2006) will be $45,000; while the dayrate for the additional eight (8) wells will be $80,000.

     A copy of the press release announcing the RICHMOND contract is filed with the Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 EXHIBITS

EXHIBIT NO.

EX-99.1  Press Release dated January 25, 2006

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction and repair of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2005, filed with the Securities and Exchange Commission.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ATWOOD OCEANICS, INC.
                                      (Registrant)



                                      /s/ James M. Holland
                                      James M. Holland
                                      Senior Vice President

                                      DATE: January 25, 2006



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                                  EXHIBIT INDEX


EXHIBIT NO.                                          DESCRIPTION


EX - 99.1                                   Press Release dated January 25, 2006




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                                                              EXHIBIT EX. - 99.1

              ATWOOD OCEANICS ANNOUNCES RICHMOND CONTRACT EXTENSION

Houston, Texas
25 January 2006

FOR IMMEDIATE RELEASE

     Atwood Oceanics, Inc. (a Houston based International Offshore Drilling Contractor - NYSE ATW) announced today that the RICHMOND current contract with Helis Oil & Gas Company ("Helis") has been extended with an award of eight (8) additional wells to be drilled in the U.S. Gulf of Mexico. Helis and the Company have also agreed that the contract could be further extended by up to four (4) wells subject to reaching mutual agreement on dayrate. After completing the drilling of the current well is progress, the rig will now have ten (10) firm wells to drill for Helis, which could take until May/June 2007 to complete. The operating dayrate for the current and next two (2) wells (expected to be completed in May 2006) will be $45,000; while the dayrate for the additional eight (8) wells will be $80,000.



     Statements contained in this release with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2005, filed with the Securities and Exchange Commission.


                                                        Contact:  Jim Holland
                                                               (281) 749-7804

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